Exhibit 99.1

Spartan Acquisition Corp. II Announces Effectiveness of Registration Statement for
Proposed Business Combination with Sunlight Financial

NEW YORK, N.Y. and CHARLOTTE, N.C. – June 17, 2021 – Spartan Acquisition Corp. II, a publicly traded special purpose acquisition company (“Spartan” or the “Company”) (NYSE: SPRQ), announced today that its registration statement on Form S-4 (File No. 333-254589) (as amended, the “Registration Statement”), relating to the previously announced business combination (the “Business Combination”) with Sunlight Financial LLC (“Sunlight” or “Sunlight Financial”), has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and that it will commence mailing of the definitive proxy statement/prospectus relating to the Special Meeting (the “Special Meeting”) of the Company’s stockholders to be held at 11:00 a.m., Eastern time on July 8, 2021 in connection with the Business Combination. The Special Meeting will be completely virtual.

The proxy statement/prospectus is being mailed to the Company’s stockholders of record as of the close of business on June 1, 2021 (the “Record Date”). Holders of Spartan’s shares of Class A Common Stock and Class B Common Stock at the close of business on the Record Date are entitled to notice of the virtual Special Meeting and to vote at the virtual Special Meeting. Notice of the Special Meeting will be mailed on or about June 18, 2021 to stockholders of record as of the Record Date.

If the proposals at the Special Meeting are approved, Spartan anticipates that the Business Combination will close shortly thereafter, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

More information about voting and attending the Special Meeting is included in the proxy statement/prospectus originally filed by Spartan with the SEC on March 22, 2021, as amended, which is available without charge on the SEC’s website at http://www.sec.gov or by directing a request to: Geoffrey Strong, Chief Executive Officer and Chairman, c/o Spartan Acquisition Corp. II, 9 West 57th Street, 43rd Floor, New York, New York 10019; e-mail: info@spartanspacii.com. Spartan encourages you to read the proxy statement/prospectus carefully. The deadline for Spartan’s public stockholders to exercise their redemption rights in connection with the Business Combination is July 6, 2021 at 5:00 p.m. Eastern time.

If you have any questions or need assistance voting your shares, please e-mail our proxy solicitor, Morrow Sodali LLC, at SPRQ.info@investor.morrowsodali.com; call at (800) 662-5200 (banks and brokers can call (203) 658-9400), or please visit our website at www.votesunlight.com.

Business Combination

On January 23, 2021, Sunlight entered into a business combination agreement with Spartan. The Business Combination is expected to close early in the third quarter of 2021. Upon closing of the transaction, the combined public company will be named Sunlight Financial Holdings Inc. Sunlight Financial LLC will be the new public holding company’s sole operating subsidiary and Sunlight’s existing management team will continue to lead the business. Sunlight Financial Holdings Inc. expects to be listed on NYSE and has reserved the ticker “SUNL” following completion of the Business Combination with Spartan.

About Sunlight Financial

Sunlight Financial is a premier, technology-enabled point-of-sale finance company. Sunlight partners with contractors nationwide to provide homeowners with financing for the installation of residential solar systems and other home improvements. Sunlight’s best-in-class technology and deep credit expertise simplify and streamline consumer finance, ensuring a fast and frictionless process for both contractors and homeowners. For more information, visit www.sunlightfinancial.com.

About Spartan Acquisition Corp. II

Spartan is a special purpose acquisition entity focused on the energy value chain in North America and was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Spartan is sponsored by Spartan Acquisition Sponsor II LLC, which is owned by a private investment fund managed by an affiliate of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”) (NYSE: APO). For more information, please visit www.spartanspacii.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements may include, but are not limited to, statements regarding the commencement of mailing of the proxy statement/prospectus, the Special Meeting and the closing of the Business Combination. These forward-looking statements are not guarantees of future performance, reflect the current views and expectations of Spartan’s management and Sunlight’s management, are based on various assumptions, whether or not identified herein, and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from expectations or results projected or implied by such forward-looking statements. Such risks and uncertainties include, among others: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of Spartan and Sunlight to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of Spartan or equityholders of Sunlight is not obtained; failure to realize the anticipated benefits of the Business Combination; the amount of redemption requests made by Spartan’s public stockholders; the ability of Spartan or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; risks relating to the uncertainty of the projected operating and financial information with respect to Sunlight; risks related to Sunlight’s business and the timing of expected business milestones or results; the effects of competition and regulatory risks, and the impacts of changes in legislation or regulations on Sunlight’s future business; the expiration, renewal, modification or replacement of the federal solar investment tax credit, rebates and other incentives; the effects of the COVID-19 pandemic on Sunlight’s business or future results; Sunlight’s ability to attract and retain its relationships with third parties, including Sunlight’s capital providers and solar contractors; changes in the retail prices of traditional utility generated electricity; the availability of solar panels, batteries and other components and raw materials; and such other risks and uncertainties discussed in the “Risk Factors” section of Spartan’s Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the SEC on March 11, 2021, as amended on May 11, 2021, and Registration Statement on Form S-4 as filed with the SEC on March 22, 2021, as amended on May 12, 2021 and June 1, 2021, and other documents of Spartan filed, or to be filed, with the SEC. All forward-looking statements used herein speak only as of the date they are made and are based on information available at that time. Neither Spartan nor Sunlight assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Information for Investors; Participants in Solicitation

In connection with the transactions (the “Transactions”) contemplated by that certain Business Combination Agreement, dated as of January 23, 2021, by and among Sunlight, Spartan and their subsidiaries and affiliates party thereto, Spartan has filed a Registration Statement on Form S-4, as amended (which includes a proxy statement/prospectus of Spartan) and other relevant documents with the SEC. This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This communication also shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. In addition, nothing contained herein should be construed as legal, financial, tax or other advice. SECURITY HOLDERS OF SPARTAN AND SUNLIGHT ARE URGED TO READ (1) THE REGISTRATION STATEMENT, (2) THE PROXY STATEMENT/PROSEPCTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), (3) OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT WILL BE FILED WITH THE SEC BY SPARTAN, AND (4) ADDITIONAL PRESS RELEASES FROM SUNLIGHT AND SPARTAN FOUND ON THEIR RESPECTIVE WEBSITES, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS. Spartan’s and Sunlight’s stockholders can obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Spartan, Sunlight and the Transactions, without charge, at the SEC’s website located at www.sec.gov. Spartan and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Spartan’s stockholders with respect to the proposed business combination and the other matters set forth in the proxy statement/prospectus. Information regarding Spartan’s directors and executive officers is available under the heading Item 10. “Directors, Executive Officers and Corporate Governance” included in its Annual Report on Form 10-K/A filed with the SEC on May 11, 2021. Information regarding the combined company’s proposed directors and executive officers after the Transactions are consummated, as well as a description of their direct and indirect interests, by security holdings or otherwise is available under the headings “Management After the Business Combination”, “The Business Combination—Interests of Certain Persons in the Business Combination” and “Beneficial Ownership of Securities” included in Spartan’s Registration Statement on Form S-4/A as filed with the SEC on June 1, 2021, and other relevant documents that may be subsequently filed with the SEC.

Contacts:

Sunlight Financial:

Investor Relations

Lucia Dempsey, Sunlight Financial

Garrett Edson, ICR

investors@sunlightfinancial.com

888.315.0822

Public Relations

Doug Donsky / Brian Ruby, ICR

media@sunlightfinancial.com

646.677.1844

Spartan Acquisition Corp. II:

Investor Relations:

Info@spartanspacii.com

Media:

Communications@apollo.com

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